EXHIBIT 4.1

NUMBER FPO COMMON STOCK MKS INSTRUMENTS, INC. INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS SHARES SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 55306N 10 4 THIS CERTIFIES THAT is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF MKS INSTRUMENTS, INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of The Commonwealth of Massachusetts and to the Articles of Organization and By-laws of the Corporation, all as amended from time to time. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile seal of its corporate seal to be hereunto affixed. Dated: TREASURER PRESIDENT COUNTERSIGNED AND REGISTERED: EQUINITI TRUST COMPANY, LLC TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE 1961 AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

MKS INSTRUMENTS, INC.

The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request, a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT –		Custodian
			(Cust)		(Minor)
TEN ENT	– as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	– as joint tenants with right of survivorship and not as tenants in common		Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

(Signature)
NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”) OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.